UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2025
Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
29 E. Reno Avenue, Suite 500
Oklahoma City, Oklahoma 73104
Address of Principal Executive Offices, Including Zip Code)
405-415-8699
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	REPX	NYSE American
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
As previously disclosed in the Current Report on Form 8-K filed on July 2, 2025 (the “Prior 8-K”) with the Securities and Exchange Commission, on July 1, 2025 (the “Closing Date”), Riley Exploration - Permian, LLC (“REP LLC”), a wholly-owned subsidiary of Riley Exploration Permian, Inc. (“REPX,” together with REP LLC, hereinafter referred to as the “Company”), completed its previously announced acquisition of 100% of the ownership interests of Silverback Exploration II, LLC and its subsidiaries (“Silverback”) which own oil and natural gas assets located primarily in the Yeso trend of the Permian Basin in Eddy County, New Mexico (the “Silverback Acquisition”).

The Company is filing this amendment to the Prior 8-K for the purpose of providing (i) the audited consolidated financial statements of Silverback as of and for the year ended December 31, 2024, (ii) the unaudited interim consolidated financial statements of Silverback as of and for the three months ended March 31, 2025, and (iii) the unaudited pro forma financial information of the Company giving effect to the Silverback Acquisition, as described below.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Audited consolidated financial statements of Silverback for the year ended December 31, 2024, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Unaudited interim consolidated financial statements of Silverback as of and for the three months ended March 31, 2025 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2025, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024, and the three months ended March 31, 2025, are attached hereto as Exhibit 99.3 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the Silverback Acquisition on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d)    Exhibits

Exhibit No.	Description

23.1	Consent of Baker Tilly US, LLP
99.1	Audited consolidated financial statements of Silverback Exploration II, LLC for the year ended December 31, 2024.
99.2	Unaudited interim consolidated financial statements of Silverback Exploration II, LLC as of and for the three months ended March 31, 2025.
99.3
Unaudited pro forma condensed combined balance sheet of Riley Exploration Permian, Inc. as of March 31, 2025 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2024 and the three months ended March 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date:	September 3, 2025	By:	/s/ Philip Riley
Philip Riley
Chief Financial Officer and Executive Vice President of Strategy